MULTIPLE INDEX TRUST
                                TREASURIES TRUST
                                  P.O. Box 2529
                              2303 Yorktown Avenue
                            Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information sets forth information regarding API Trust (the "Trust") and two of its series: the Multiple Index Trust and the Treasuries Trust (each a "Fund" and collectively, the "Funds"). Yorktown
Management and Research Company, Inc. (the "Adviser") furnishes investment advisory and administrative services to the Trust and the Funds; Yorktown Distributors, Inc. ("Distributors") serves as the distributor of Fund shares.

                     -----------------------------------

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus of the Funds dated June 1, 1997. The Prospectus may be obtained from:

                           Yorktown Distributors, Inc.
                       2303 Yorktown Avenue, P.O. Box 2529
                            Lynchburg, Virginia 24501

                     -----------------------------------

                                  June 1, 1997



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                                TABLE OF CONTENTS
                                                                            Page

GENERAL......................................................................1

INVESTMENT RESTRICTIONS AND POLICIES.........................................1
  Repurchase Agreements......................................................2
  Ratings of Debt Obligations................................................3
  Reverse Repurchase Agreements..............................................3
  Bank Obligations...........................................................3
  Commercial Paper...........................................................4
  Lending of Portfolio Securities............................................4
  Convertible Securities.....................................................4
  llliquid Securities........................................................5
  Foreign Securities.........................................................5
  Foreign Currency Transactions..............................................6
  Industry Concentration.....................................................6
  Options Activities.........................................................7
  Futures Contracts..........................................................8
  Options on Futures Contracts...............................................9
  Short Sales................................................................9
  Warrants..................................................................10

MANAGEMENT OF THE TRUST.....................................................11
  Investment Adviser and Administrator......................................11
  Trustees and Officers.....................................................12

DISTRIBUTION OF FUND SHARES.................................................13

PORTFOLIO TRANSACTIONS......................................................13

PRICING AND ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION..................15
  Determining Net Asset Value...............................................15
  Additional Exchange and Redemption Information............................15

PERFORMANCE INFORMATION.....................................................15
  Total Return Calculations.................................................16
  Yield.....................................................................16
  Other Information.........................................................17

TAXATION....................................................................17

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT...........................19

INDEPENDENT ACCOUNTANTS.....................................................19

OTHER INFORMATION...........................................................19

APPENDIX...................................................................A-1

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                                     GENERAL

      The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company and consists of seven series, each with a different investment objective. In addition to the two series covered in this Statement of Additional Information, the Trust's series include, the Growth Fund, the Capital Income Fund, T-1 Treasury Trust, the Yorktown Classic Value Trust and the Yorktown Value Income Trust.

      The following information supplements the discussion of each Fund's investment objective and policies found in the Funds' Prospectus.

                      INVESTMENT RESTRICTIONS AND POLICIES

      The following investment restrictions are fundamental and, like the Funds' investment objectives, may not be changed with respect to a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Each Fund may not:

      1. Purchase securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to U.S. Government securities or to securities issued by other open-end investment companies;

      2. Purchase any security if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (a) the Multiple Index Trust will invest at least 25% of its total assets in securities issued by other open-end investment companies and
(b) this limitation does not apply to U.S.
Government securities;

      3. Purchase or sell real estate;

      4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell interest rate, stock index and foreign currency futures contracts and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies for hedging purposes;

      5. Make loans, except when (a) purchasing a portion of an issue of debt securities; (b) engaging in repurchase agreements; or (c) engaging in securities loan transactions limited to one-third of the Fund's total assets;

      6. Borrow money, except to the extent permitted by the 1940 Act;

      7. Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund maybe deemed an underwriter under federal securities laws; or

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      8. Issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur and to issue additional classes of securities that the Board of Trustees may establish, provided that the Fund's use of options, futures contracts and options thereon, and currency-related contracts will not be deemed senior securities for this purpose.

      The following investment restrictions are non-fundamental and may be changed by the vote of the Trust's Board of Trustees without shareholder approval. Each Fund may not:

      1. Invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

      2. Make short sales of securities or purchase securities on margin, except
(a) for such short-term credits as may be necessary for the clearance of the purchases of portfolio securities and (b) in connection with the Fund's use of options, futures contracts and options on future contracts; or

      3. Borrow money, except from banks for temporary purposes and for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of the Fund's total assets, provided the Fund may not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

      If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the foregoing fundamental and non-fundamental restrictions. The Funds have no current intention of engaging in any of the activities listed in fundamental investment restriction 4 during the coming year.

      The underlying funds in which the Multiple Index Trust invests may, but need not, have the same investment objective, policies or limitations as the Multiple Index Trust.

REPURCHASE AGREEMENTS

      The Funds may enter into repurchase agreements secured by U.S. Government securities with U.S. banks and dealers. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying security prior to its repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such security. If the value of such security is less than the repurchase price, the other party to the agreement shall provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

      Although repurchase agreements carry certain risks not associated with direct investments in securities, each Fund intends to enter into repurchase agreements only with banks and dealers believed by the Adviser to present

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minimum credit risks in accordance  with  guidelines  established by the Trust's
Board of Trustees. The Adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. An open-end investment company ("underlying fund") in which the Multiple Index Trust may also invest may enter into repurchase agreements with banks and broker-dealers.

RATINGS OF DEBT OBLIGATIONS

      Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") are private services that provide ratings of the credit quality of debt obligations. A description of ratings assigned to corporate debt obligations by Moody's and S&P is included in the Appendix to this Statement of Additional Information. These ratings represent Moody's and S&P's opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by an underlying fund, an issue of securities may cease to be rated or its ratings maybe reduced below the minimum rating required for purchase by an underlying fund.

REVERSE REPURCHASE AGREEMENTS

      Although they have no intention of doing so during the coming year, each Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, a Fund will maintain with its custodian in a segregated account cash, U.S. government securities or other liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the reverse repurchase agreement.

BANK OBLIGATIONS

      The Funds may invest in instruments (including certificates of deposit and bankers' acceptances) of U.S. banks and savings associations that are insured by the Federal Deposit Insurance Corporation. To the extent a Fund invests more than $100,000 in a single bank or savings and loan association, the investment is not protected by federal insurance.

      A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

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COMMERCIAL PAPER

      The Funds temporarily may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct obligations of domestic issuers that, at the time of investment, are (i) rated Prime-l by Moody's or A-l by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantor shaving an existing debt security rating of Aa or better by Moody's or AA or better by S&P or (iii) securities that, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest. (See the Appendix to this Statement of Additional Information for more information on ratings assigned to commercial paper.)

LENDING OF PORTFOLIO SECURITIES

      Each Fund may lend portfolio securities constituting up to 5% of its net assets to brokers, dealers, banks or other institutional investors, provided that (1) the loan is secured by cash or equivalent collateral equal to at least 100% of the current market value of the loaned securities that is maintained with the Trust's custodian while portfolio securities are on loan and (2) the borrower pays the Fund an amount equivalent to any dividends or interest received on such securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Although a Fund does not have the right to vote securities on loan, the Fund could terminate the loan and regain the right to vote if the vote were considered important. Any underlying fund also may lend its portfolio securities pursuant to similar conditions in an amount not in excess of one-third of its total assets. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

CONVERTIBLE SECURITIES

      An underlying fund may invest in a convertible security which is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is without some risk, investments inconvertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

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      The value of a  convertible  security  is a  function  of its  "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

LLLIQUID SECURITIES

      An open-end fund may invest up to 15% of its net assets in securities for which no readily available market exists ("illiquid securities") or securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements maturing in more than seven days. A closed-end fund may invest without limit in such securities. A considerable period may elapse between an underlying fund's decision to sell securities and the time when the fund is able to sell such securities. If, during such a period, adverse market conditions were to develop, the underlying fund might obtain a less favorable price than prevailed when it decided to sell.

FOREIGN SECURITIES

      An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an underlying fund's assets and political or social instability or diplomatic developments. These risks often are heightened to the extent an underlying fund invests in issuers located in emerging markets or a limited number of countries.

      Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficient and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the underlying funds generally calculate their net asset values and

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complete  orders to  purchase,  exchange or redeem  shares only on days when the
NYSE is open. However, foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when the Adviser does not have access to the underlying funds and shareholders do not have access to the Fund.

      Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that an underlying fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

FOREIGN CURRENCY TRANSACTIONS

      In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the requires amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign currencies. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

INDUSTRY CONCENTRATION

      An underlying fund may concentrate its investments (invest 25% or more of its total assets) within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

OPTIONS ACTIVITIES

      An underlying fund may write (i.e., sell) call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at anytime during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price. Each Fund also is authorized to write covered call options, but has no intention of doing so during the current fiscal year.

      An underlying fund may purchase a call on securities only to effect a "closing transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

      An underlying fund also may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

      A fund's option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue.

      An underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

      In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

FUTURES CONTRACTS

      An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" that, through their clearing corporation, guarantee performance of the contracts.

      Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an underlying fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities. If rates thereafter increase and the value of the fund's portfolio securities thus declines, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if an underlying fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

      A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

      There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

      In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

      Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist at any particular time.

OPTIONS ON FUTURES CONTRACTS

      An underlying fund may purchase and write (sell) put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

      As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. An underlying fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There can be no certainty that liquid secondary markets for all options on futures contracts will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an underlying fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

SHORT SALES

      An underlying fund may sell securities short. In a short sale, the fund sells securities that it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the borrowed securities by purchasing them at the market price at the time of replacement. This price may or may not be less than the price at which the securities were sold by the fund. Until the securities are replaced, the fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. In order to borrow the securities, the fund may also have to pay a premium that would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      The fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale). Each day the short position is open, the fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral
(1) equals the current market value of the securities sold short and (2) is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

      A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.

      A short sale is "against the box" if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

WARRANTS

      An underlying fund may invest in warrants, which are options to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER AND ADMINISTRATOR

      Yorktown Management & Research Company, Inc. provides investment advisory and administrative services for the Funds and the Trust pursuant to an Investment Advisory and Administrative Services Agreement ("Advisory Agreement"). The Adviser is controlled, as a result of stock ownership, by David D. Basten. Mr. Basten is a Trustee and Officer of the Trust.

      The Advisory Agreement provides that, subject to overall supervision by the Board of Trustees, the Adviser shall act as investment adviser and shall manage the investment and reinvestment of the assets of each Fund, obtain and evaluate pertinent economic data relative to the investment policies of each Fund, place orders for the purchase and sale of securities on behalf of each Fund, and report to the Board of Trustees periodically to enable them to determine that the investment policies of each Fund and all other provisions of this Advisory Agreement are being properly observed and implemented. Under the terms of the Advisory Agreement, the Adviser is further obligated to cover basic administrative and operating services including, but not limited to, bookkeeping, office space and equipment, executive and clerical personnel, and telephone and communications services and to furnish supplies, stationery and postage relating to the Adviser's obligations under the Advisory Agreement.

      The Advisory Agreement provides that it will remain in effect for two years and may be renewed from year to year thereafter with respect to a Fund, provided that renewal is specifically approved at least annually by the affirmative vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of that Fund. In either case, renewal of the Advisory Agreement must be approved by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. Any approval of the Advisory Agreement or the renewal thereof with respect to a Fund shall be effective to continue the Advisory Agreement with respect to that Fund notwithstanding that (a) the Advisory Agreement or the renewal thereof has not been approved by any other series of the Trust or (b) the Advisory Agreement or renewal has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

      Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Agreement may be terminated as to a Fund, without penalty, by the Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, on 60 days written notice to the Adviser or by the Adviser on 60 days written notice to the Trust. The Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the 1940 Act. The Advisory Agreement terminates automatically upon assignment (as defined in the 1940 Act).

TRUSTEES AND OFFICERS

      Information concerning the trustees and officers of the Trust is set forth below:

Name, Age,  Position(s) Held
With the Trust and Address        Principal Occupation(s) During Past Five Years
--------------------------        ----------------------------------------------

David D.  Basten; 45*             President and Director, Yorktown Management
President and Trustee             & Research Company, Inc.; President and
P.O. Box 2529                     Director, Yorktown Distributors, Inc.;
2303 Lynchburg Avenue             President, Yorktown Financial Corp.
Lynchburg, Virginia 24501         (insurance); Vice President, The Travel
                                  Center  of  Virginia,   Inc.;   Partner,   The
                                  Rivermont  Company  (real  estate);   Partner,
                                  Maban Enterprises  (real estate  development);
                                  Managing  Partner,   Basten-Mason   Properties
                                  (real estate);  Managing  Partner,  D.A.D.,  A
                                  Virginia General Partnership (real estate). He is the brother of Louis B. Basten, III.

Louis B.  Basten, III; 53*        Secretary/Treasurer and Director, Yorktown
Secretary/Treasurer and           Management & Research Company, Inc.;
Trustee P.O. Box 2529             Secretary/Treasurer and Director, Yorktown
2303 Yorktown Avenue              Distributors, Inc.; President, Mid-State
Lynchburg, Virginia 24501         Insurance; Secretary/Treasurer, The Travel
                                  Center of Virginia, Inc.; Managing Partner,
                                  The Rivermont Company (real estate). He is the brother of David D. Basten.

Mark A.  Borel; 44                President, Borel Construction Company, Inc.;
Trustee                           President, River Properties, Inc.  (real
P.  O. Box 640                    estate); President, MOBOWAD, Inc.  (real
Lynchburg, Virginia 24505         estate); Vice President/Secretary, BOWAD,
                                  Inc. (real estate); Partner, James Riviera,
                                  L.L.C. (real estate)

Stephen B.  Cox; 48               Vice President of Operations, Span America
Trustee                           Medical Systems, Inc.  (medical equipment
Route 5, Box 284                  supplier)
Bedford, Virginia 24523

G. Edgar Dawson III; 40           Shareholder, Officer and Director, Petty,
Trustee                           Livingston, Dawson, Devening & Richards,
725 Church Street, Suite 1300     P.C. (law firm); prior to January 1995, he
Lynchburg, Virginia 24505         was a partner at the same firm.

Wayne C. Johnson; 43              Director of Personnel, C.B.  Fleet Company,
Trustee                           Inc.  (pharmaceuticals)
Route 2, Box 438
Forest, Virginia 24551

Charles D.  Foster; 36            Chief Financial Officer, Yorktown Management
Chief Financial Officer           & Research Company, Inc.; Chief Financial
P.O. Box 2529                     Officer, Yorktown Distributors, Inc.
2303 Yorktown Avenue
Lynchburg, Virginia 24501

M. Dennis Stratton; 33            Controller, Yorktown Management & Research
Controller                        Company, Inc.; Controller, Yorktown
P.O. Box 2529                     Distributors, Inc.
2303 Yorktown Avenue
Lynchburg, Virginia 24501

-----------------------------
*"Interested Person" as that term is defined in the 1940 Act by virtue of his positions with the Trust, the Adviser and Distributors or family relationships to such persons.

      On May 1, 1997, the trustees and the officers of the Trust as a group owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of the Trust. The Trust pays trustees who are not "interested persons" of the Trust $900 per meeting of the board.

                                        Compensation for
    Trustee                        Fiscal Year Ended 5/31/97
    -------                        -------------------------
David D.  Basten                            $    0
Louis B.  Basten                            $    0
Mark A.  Borel                              $3,600
Stephen B.  Cox                             $3,600
G.  Edgar Dawson III                        $3,600
Wayne C.  Johnson                           $3,600

There are no pension or retirement benefits accrued as part of the Trust's expenses and there are no estimated annual benefits to be paid upon retirement. Because the Adviser performs substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of the Adviser currently receives any compensation from the Trust for acting as a trustee or officer.

                           DISTRIBUTION OF FUND SHARES

      Yorktown Distributors, Inc., located at 2303 Yorktown Avenue, Lynchburg, Virginia, 24501, acts as distributor of shares of the Funds under a distribution agreement with the Trust ("Distribution Agreement") that requires Distributors to use its best efforts to sell shares of the Funds.
Shares of the Funds are offered continuously.

                             PORTFOLIO TRANSACTIONS

      Subject to policies established by the Trust's Board of Trustees, the Adviser is responsible for the execution of the Funds' portfolio transactions. In executing portfolio transactions, the Adviser seeks to obtain the best net results for the Funds. With respect to purchases of shares of underlying funds subject to a front-end sales load at the time of purchase ("load fund shares"),the Adviser anticipates directing, to the extent possible, substantially all of the orders to Distributors. Where Distributors acts as the dealer with respect to purchases of load fund shares, it retains dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. Distributors is not designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price. In the event Distributors is unable to execute a particular transaction, the Adviser will direct such order to another broker-dealer.

      Distributors may assist in the execution of Fund portfolio transactions to purchase underlying fund shares for which it may receive distribution payments from the underlying funds or their underwriters or sponsors in accordance with the normal distribution arrangements of those funds. These payments are separate from the dealer reallowances noted above.

      Distributors may retain brokerage commissions on portfolio transactions of underlying funds held in the portfolio of the Multiple Index Trust, including funds which have a policy of considering sales of their shares in selecting broker-dealers for the execution of their portfolio transactions. Payment of brokerage commissions to Distributors on such transactions is not a factor considered by the Adviser in selecting an underlying fund for investment.

      Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads. The Adviser takes into account the amount of the applicable sales load, if any, when it is considering whether or not to purchase shares of an underlying fund. The Adviser anticipates investing all of the assets of the Multiple Index Trust in funds that impose no front-end sales load or impose a front-end sales load on the Fund of no more than 1% of the public offering price. The Adviser, to the extent possible, seeks to reduce the sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to obtain reduced sales charges as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced sales charges by aggregating its purchases of several funds within a "family" of mutual funds. The Adviser also takes advantage of exchange or conversion privileges offered by any "family" of mutual funds.

      A factor in the selection of brokers is the receipt of research, analysis, advice and similar services. The extent to which commissions reflect an element of value for research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser places the Funds' portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Any research and other services provided by brokers to the Adviser or the Funds is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement.

      Another important factor in the selection of brokers is the sale of Fund shares. Where all major factors are equal, the fact that a broker has sold Fund shares may be considered in placing portfolio transactions.

      The Trust expects that purchases and sales of money market instruments will usually be principal transactions and purchases and sales of other debt securities may be principal transactions. Thus, the Funds will normally not pay brokerage commissions in connection with those transactions. Money market instruments are generally purchased directly from the issuer, an underwriter or market maker for the securities and other debt securities may be purchased in a similar manner. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Funds will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

      Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

      The portfolio turnover rate may vary greatly from year to year for any Fund and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The annual portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.

          PRICING AND ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION

DETERMINING NET ASSET VALUE

      The net asset value per share of a Fund is determined as of the close of normal trading (currently 4:00 p.m., eastern time) on the New York Stock
Exchange, Inc. ("NYSE") on each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION

      Shareholders will receive at least 60 days notice of any termination or material modification of the exchange privilege described in the prospectus, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sale of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

      Each Fund will redeem its shares at the net asset value per share next determined after receipt of a request for redemption that is in "good order. "Redemptions or repurchases may be suspended at times (i) when the NYSE is closed(other than customary weekends and holidays) or trading on the NYSE is restricted, (ii) when an emergency exists (as determined by the SEC) making disposal of portfolio securities or the valuation of the assets of the Funds not reasonably practicable or (iii) as the SEC may otherwise permit.

                             PERFORMANCE INFORMATION

      The Funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

TOTAL RETURN CALCULATIONS

      Average annual total return quotes ("Standardized Return") used in the Funds' Performance Advertisements are calculated according to the following formula:

            P (1 + T)   =     ERV

where:      P           =     a hypothetical initial payment of $1,000
            T           =     average annual total return
            n           =     number of years
            ERV         =     ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of that period.

      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. In calculating the ending redeemable value, the maximum 1-1/2% initial sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the Funds are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

      The Funds may also from time to time include in Performance Advertisements total return figures that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Funds calculate Non-Standardized Return for a specified period of time by assuming the investment of $1,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value. Percentage rates of return are then determined by subtracting the value of the investment at the beginning of the period from the ending value and by dividing the remainder by the beginning value. The initial sales charge is not taken into account in calculating Non-Standardized Return; the inclusion of this charge would reduce return.

YIELD

      Yield used in Performance Advertisements for the Treasuries Trust is calculated by dividing its interest income for a 30-day period ("Period"), net of expenses by the average number of shares of such class entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:

      YIELD       =     2[( A-B + 1)(SUPERSCRIPT)6 - 1]
                            ---
                           cd
where:      a     =     dividends and interest earned during the Period
            b     =     expenses accrued for the Period (net of reimbursements)
            c     =     the average daily number of shares  outstanding during
                        the Period that were entitled to receive dividends
            d     =     the maximum offering price per share on the last day
                        of the Period.

      Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), the Treasuries Trust calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Treasuries Trust, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. In calculating the maximum offering price per share at the end of the Period(variable (d) in the above formula) the maximum 1-1/2% initial sales charge is included.

OTHER INFORMATION

      In connection with communicating a Fund's performance information to current or prospective shareholders, the Trust also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or other unmanaged indexes that may assume reinvestment of distributions but generally do not reflect deductions for administrative and management costs.

                                    TAXATION

      In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, a Fund -- each Fund being treated as a separate corporation for these purposes -- must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain, if any) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other (including, in the case of the multiple Index Trust, underlying funds that qualify as such) and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities, and securities of other RICs (including, in the case of the Multiple Index Trust, underlying funds that qualify as such) of any one issuer.

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends from the Multiple Index Trust's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by that Fund either directly from U.S. corporations (excluding RICs, among others) or indirectly from such corporations through RICs in which it invests. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. It is not anticipated that any part of the distributions by the Treasuries Trust (which invests exclusively in debt securities and thus receives no dividend income) will be eligible for this deduction.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      Under certain circumstances, a sales charge incurred by the Multiple Index Trust on the acquisition of an underlying fund's shares may not be taken into account in determining the gain or loss on the disposition of those shares. Generally, a redemption of an underlying fund's shares will result in taxable gain or loss to the Multiple Index Trust, depending on whether the redemption proceeds are more or less than that Fund's adjusted basis for the redeemed shares (which normally includes any sales charge paid); an exchange of an underlying fund's shares for shares of another underlying fund normally will have similar tax consequences. However, if that Fund disposes of an underlying fund's shares ("A shares") within 90 days after its purchase thereof and subsequently reacquires shares of that underlying fund or acquires shares of another underlying fund on which a sales charge normally is imposed or of the same fund ("B shares"), without paying the sales charge (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then (1) any gain on the disposition of the A shares will be increased, or the loss thereon decreased, by the amount of the sales charge paid when the A shares were acquired and (2) that amount will increase the adjusted basis of the B shares that were subsequently acquired.

      The Treasuries Trust may acquire zero coupon securities or other securities issued with original issue discount ("OID") such as "stripped" U.S. Treasury securities. As a holder of those securities, that Fund must include in its income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, in order to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from its cash assets or from the proceeds of sales of portfolio securities, if necessary. That Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce that Fund's ability to sell other securities held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

      Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, serves as the custodian for the Funds. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, is the Trust's transfer and dividend disbursing agent.

                             INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand L.L.P., 217 E. Redwood Street, Baltimore, Maryland 21202-3316, was appointed by the trustees to serve as the Trust's independent certified public accountants, providing professional services including (1)audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and semi-annual reports, including semi-annual financial statements and (3) preparation of the federal income tax returns filed on behalf of the Funds.

                                OTHER INFORMATION

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust states that no shareholder as such shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, omissions, obligations or affairs of the Trust. It also states that every written obligation, contract, instrument, certificate, share, other security of the Trust or undertaking made or issued by the Trustees may recite, in substance, that the same is executed or made by them not individually, but as Trustees under the Declaration of Trust, and that the obligations of the Trust under any such instrument are not binding upon any of the Trust's Trustees or shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem applicable, but the omission of such recital shall not operate to bind the Trustees or shareholders individually.

      The Declaration of Trust further provides that the Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses responsibility incurred by him in connection with any such claim or liability. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

      The Funds' Prospectus and this Statement of Additional Information do not contain all the information included in the Trust's registration statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained in the Funds' Prospectus and this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contracts or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                    APPENDIX

                         DESCRIPTION OF COMMERCIAL PAPER
                                AND BOND RATINGS

Description of Moody's Short-Term Debt Ratings

      Prime-1. Issuers (or supporting institutions) rated Prime-1 ("P-1")have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2. Issuers (or supporting institutions) rated Prime-2("P-2") have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Commercial Paper Ratings

      A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Long-Term Debt Ratings

      Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Care present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated Care the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates amid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of S&P Corporate Debt Ratings

      AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid;
D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are in jeopardy.